UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 18, 2025

MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5300 Memorial Drive, Suite 950, Houston ,TX 77007
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MBRX	The NASDAQ Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 18, 2024, the Company held its 2025 Annual Meeting of Stockholders (the "Annual Meeting"). As of June 20, 2025, the record date for the Annual Meeting, there were 14,127,494 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 6,041,112 shares were present in person or represented by proxy, which constituted a quorum. The holders of shares of our common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting. Each of these proposals is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 8, 2025 (the “Proxy Statement”).

Proposal 1. Election of Directors - The Company's stockholders elected Walter V. Klemp, Robert E. George, Michael D. Cannon, John Climaco, Elizabeth A. Cermak, and Joy Yan to serve until the next Annual Meeting of Stockholders, or until such person's successor is qualified and elected.

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Walter V. Klemp	1,033,770	345,745	4,661,597
Robert E. George	1,062,309	317,206	4,661,597
Michael D. Cannon	1,034,411	345,104	4,661,597
John Climaco	1,047,623	331,892	4,661,597
Elizabeth A. Cermak	1,029,972	349,543	4,661,597
Joy Yan	1,050,419	329,096	4,661,597

Proposal 2. Ratify Grant Thornton LLP as Independent Registered Public Accountant - The Company's stockholders ratified the appointment of Grant Thornton, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
5,320,203	697,886	23,023	N/A

Proposal 3. Approve an Amendment to the Moleculin Biotech, Inc. 2024 Equity Incentive Plan to Increase the Number of Shares Authorized for Issuance Thereunder - The Company's stockholders approved the amendment to the Moleculin Biotech, Inc. 2024 Equity Incentive Plan, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
814,985	497,454	67,076	4,661,597

Proposal 4. Vote on a Non-binding, Advisory Resolution to Approve Executive Compensation - The Company's stockholders approved a non-binding, advisory resolution to approve executive compensation, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
838,183	486,273	55,059	4,661,597

Proposal 5. Approve the Nasdaq Proposal for Certain Warrants Issued on February 26, 2025 - The Company's stockholders approved the issuance of up to 6,542,058 shares of Company common stock upon the exercise of certain warrants issued on February 26, 2025, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
904,130	449,114	26,271	4,661,597

Proposal 6. Approve the Nasdaq Proposal for Certain Warrants Issued on June 23, 2025 - The Company's stockholders approved the issuance of up to 148,740,000 shares of Company common stock upon the exercise of certain warrants issued on June 23, 2025, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
826,297	450,125	103,093	4,661,597

Proposal 7. Approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Requirements to Amend the Amended and Restated Certificate of Incorporation - An amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements was not approved. Pursuant to the Company’s Amended and Restated Certificate of Incorporation, the affirmative vote of two-thirds of the Company's outstanding shares of common stock is required. The votes on the matter were:

Votes For	Votes Against	Abstain	Broker Non-Votes
880,010	491,068	8,437	4,661,597

Proposal 8. Approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Increase the Total Number of Authorized Shares of Common Stock from 100,000,000 Shares to 500,000,000 - An amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,320,277	1,697,864	22,971	N/A

Proposal 9. Approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Grant our Board of Director’s Authority to Effect a Reverse Stock Split of the Outstanding Shares of the Company’s Common Stock - An amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
3,983,116	1,974,407	83,589	N/A

Proposal 10. Authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the above proposals - The authorization to allow for the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the above Proposals, was approved. The votes on the matter were:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,467,311	1,499,177	74,624	N/A

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.

Date: August 18, 2025 By: /s/ Jonathan P. Foster Jonathan P. Foster Chief Financial Officer